TD Asset Management USA Funds Inc.

TDAM Institutional Municipal Money Market Fund

 – Institutional Class (TICXX)
 – Institutional Service Class (TMUXX)

SUMMARY PROSPECTUS

February 27, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Institutional_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated February 27, 2015, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.

Investment Objective

The TDAM Institutional Municipal Money Market Fund (the “Institutional Municipal Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Municipal Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.34%		0.35%
Total Other Expenses		0.34%		0.60%
Total Annual Fund Operating Expenses		0.44%		0.70%

Example

This Example is intended to help you compare the cost of investing in the Institutional Municipal Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Municipal Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$45	$141	$246	$555
Institutional Service Class	$72	$224	$390	$871

Investment Strategies

The Institutional Municipal Fund is a money market fund. The Institutional Municipal Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Institutional Municipal Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the Institutional Municipal Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Municipal Fund to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Institutional Municipal Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Institutional Municipal Fund guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Institutional Municipal Fund shareholders could be recharacterized as taxable.

Banking Industry Risk — The Institutional Municipal Fund may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional Municipal Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Municipal Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional Municipal Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional Municipal Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Institutional Municipal Fund. Of course, past performance is not necessarily an indication of how the Institutional Municipal Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Municipal Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.03% (for the quarter ended 3/31/11) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	Since Inception (January 20, 2010)
Institutional Municipal Fund — Institutional Class	0.01%	0.04%
Institutional Municipal Fund — Institutional Service Class	0.01%	0.01%

(1)	As of 12/31/14, the 7-day yields for the Institutional Municipal Fund — Institutional Class and Institutional Service Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Municipal Fund’s investment manager.

Purchase and Sale of Portfolio Shares.

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Municipal Fund, there is a combined initial purchase and minimum account balance requirement as applicable to each of the Institutional Class and Institutional Service Class: (1) either a combined initial purchase and minimum account balance requirement of (i) 1,000,000 per household (by address) across each of the Institutional Class of Shares of the Funds or (ii) $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Municipal Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Municipal Fund intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Municipal Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Municipal Fund and its related companies may pay the financial intermediary for the sale of Institutional Municipal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Municipal Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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